UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                  June 30, 2006


                              COMMAND CENTER, INC.
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             (Exact name of registrant as specified in its charter)


         Washington                      333-60326                91-2079472
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


         3773 West Fifth Avenue, Post Falls, Idaho             83854
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          Address of principal executive offices              Zip Code


Registrant's telephone number, including area code:                 208-773-7450


                                      N.A.
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         (Former name or former address, if changes since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Background  Information  Applicable to All Items in this Current  Report on Form
8-K.

      We were incorporated on October 11, 2000 as Temporary Financial Services, Inc. ("TFS") under the laws of the State of Washington. We were originally organized to provide accounts receivable financing to temporary labor businesses. We commenced our lending activities in 2001 and continued providing accounts receivable financing to temporary labor businesses through 2004. In 2004, we reassessed our lending activities and elected to change our business focus. As a result, we considered other lending operations, provided financing to an affiliated financial services firm, and also began looking for other business opportunities.

      On October 6, 2005, TFS entered into a letter of intent to acquire the assets of Command Staffing, LLC ("Command Staffing"), Harborview Software, Inc. ("Harborview"), and up to 45 companies (collectively, the "Operations Entities") that collectively owned approximately 70 temporary staffing stores which were then being operated as either Command Staffing franchisees or independently owned businesses located throughout the United States. The acquisitions of Command Staffing, Harborview, and the Operations Entities pursuant to that certain Asset Purchase Agreement, dated as of November 9, 2005, by and among TFS, Command Staffing, Harborview, and the Operations Entities (the "Purchase Agreement") are collectively referred to herein as the "Command Transaction."

      The Command Transaction was completed in two phases, with the second phase being accomplished in two stages. The acquisition of Command Staffing and Harborview was completed in Phase I of the Command Transaction on November 9, 2005. At that time, we amended our articles of incorporation to change our name from Temporary Financial Services, Inc. to Command Center, Inc. effective as of November 14, 2005. The acquisition of the Operations Entities was completed in Phase II of the Command Transaction.

      Phase II was carried out in two stages. Effective May 12, 2006, we initially closed on the acquisition of 31 Operations Entities (owning a total of 48 temporary staffing stores) in exchange for the issuance of 11,438,022 shares of our common stock. Eight of the Operations Entities located in the state of Minnesota received shares in the Command Transaction in exchange for cash in lieu of the transfer of substantially all of the assets of such Operations Entities. The Minnesota Operations Entities also agreed to transfer their respective franchise rights with our company back to us, effectively terminating such rights and the directors and shareholders of the Minnesota Operations Entities agreed not to compete with our company.

      The second stage of the Phase II Closing involved the acquisition of four additional Operations Entities (owning a total of nine temporary staffing stores) in exchange for the issuance of up to 1,459,441 shares of our common stock. The second stage of the Phase II Closing was completed as of June 30, 2006.

      Following completion of the second stage of the Phase II Closing, we have now acquired 35 Operations Entities owning a total of 57 temporary staffing stores for 12,897,463 shares of our common stock. We have also opened fourteen additional temporary staffing stores as company-owned operations since November 9, 2005. As a result, we currently operate 71 temporary staffing stores and expect to open a small number of additional stores during the remainder of 2006.

Item 1.01. Entry into a Material Definitive Agreement.

      The following describes certain aspects of Phase II of the Command Transaction, including material provisions of the Purchase Agreement. The following description of the Purchase Agreement does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Purchase Agreement, a copy of which is attached as Exhibit 10.1 to our current report on Form 8-K dated November 9, 2005 (as filed on November 16, 2005) and is incorporated herein by reference.

The Purchase Agreement

      The Purchase Agreement sets forth the terms and conditions of the Command Transaction. The acquisition of Command Staffing and Harborview was completed in Phase I of the Command Transaction on November 9, 2005. We issued 3,745,493 and 2,809,120 shares of our common stock, respectively, for the assets of Command Staffing and Harborview.

      The acquisition of the Operations Entities was completed in Phase II of the Command Transaction. The Purchase Agreement provided for acquisition of the net assets of some or all of the Operations Entities in exchange for up to 13,198,512 shares of our common stock. The shares of our common stock issued in Phase II of the Command Transaction are restricted securities as that term is defined in Rule 144 adopted under the Securities Act. The company has now actually acquired the assets of 57 temporary staffing stores from 35 Operations Entities in exchange for a total of 12,897,463 shares of our common stock. The remaining Operations Entities referenced in the Purchase Agreement have either been closed for business reasons or did not meet acquisition due diligence standards prior to the second stage of the Phase II Closing.

      All of the assets of each Operations Entity participating in the Phase II Closing were acquired, except as set forth in the Purchase Agreement or other documents executed in connection with the Phase II Closing. In addition, we assumed only those liabilities of each Operations Entity specified in the Purchase Agreement or other documents executed in connection with the Phase II Closing. Liabilities assumed consisted primarily of the balances due under accounts receivable financing credit facilities of each Operations Entity.

      Per the terms of the Purchase Agreement, the Phase II Closing was subject to customary closing conditions, including, without limitation, (i) our receipt of all required governmental approvals and third party consents, and (ii) our satisfaction that workers compensation coverage is available to us for the business of the Operations Entities following the Phase II Closing. The Phase II Closing was completed in two stages, with the first stage closing on May 12, 2006, and the second stage closing as of June 30, 2006.

Accounting Treatment

      We are accounting for the first and second stages of the Phase II Closing of the Command Transaction under the purchase method of accounting for business combinations. Under the purchase method of accounting, the total estimated purchase price is allocated to the net tangible and intangible assets of an acquired entity based on their estimated fair values as of the completion of the transaction. A final determination of these fair values will include management's consideration of the stock value we place on our common stock being issued. This valuation will be based on the actual net tangible and intangible assets of the Operations Entities that exist as of the closing date of the combination. To the extent that the value of the consideration given by us in the form of our common stock exceeds the tangible assets acquired, the difference will be recorded as goodwill.

Tax Treatment

      Pursuant to the Purchase Agreement, the Command Transaction is intended to qualify as a tax free reorganization under Sections 351 and/or 368 of the Internal Revenue Code of 1986, as amended.

The Operations Entities

      The following list includes the Operations Entities whose assets were acquired as of June 30, 2006 and the total number of shares issued to each Operations Entity in consideration of the acquisition.

Operations Entity Name                                                   Shares
----------------------                                                   ------
Everyday Staffing, LLC                                                   579,277
7809-01 Kent, WA, LLC                                                    452,036
Workers for You, Inc.                                                    263,844
Everyday Staffing East, LLC                                              164,284
TOTAL                                                                  1,459,441


Item 2.01. Completion of Acquisition or Disposition of Assets.

      Effective as of June 30, 2006, we acquired the operating assets and assumed a portion of the operating liabilities and obligations of four Operations Entities comprising nine temporary staffing stores. The assets acquired consisted primarily of accounts receivable, a small amount of furniture and fixtures, and intangible rights to operate the business in the future. We also assumed accounts receivable financing liabilities for each Operations Entity.

      The Operations Entities were owned in part, directly or indirectly, by officers and directors of our company, among other persons, including:

Glenn Welstad, President and Director
Dwight Enget, Director

The post closing ownerships of the officers and directors are reflected below.

------------------------------------------ ------------------ ------------------
                                              Post Closing
Name                                           Ownership(1)     Post Closing %
------------------------------------------ ------------------ ------------------
John R. Coghlan                                     1,753,483               7.6%
------------------------------------------ ------------------ ------------------
Dwight Enget                                        1,108,652               4.8%
------------------------------------------ ------------------ ------------------
Tom Gilbert                                           561,674               2.4%
------------------------------------------ ------------------ ------------------
Brad E. Herr                                          240,000               1.1%
------------------------------------------ ------------------ ------------------
Ronald L. Junck                                     2,098,641               9.1%
------------------------------------------ ------------------ ------------------
C. Eugene Olsen                                        12,500               0.1%
------------------------------------------ ------------------ ------------------
Kevin Semerad                                       1,293,728               5.6%
------------------------------------------ ------------------ ------------------
Glenn Welstad                                       7,660,268              33.4%
------------------------------------------ ------------------ ------------------
Todd Welstad                                          143,777               0.6%
------------------------------------------ ------------------ ------------------
Tommy R. Hancock                                      194,115               0.8%
------------------------------------------ ------------------ ------------------
All Officers and Directors as a Group              15,066,838              65.5%
------------------------------------------ ------------------ ------------------

(1) Reflects beneficial ownership after taking into account the issuance of the shares of our common stock to the Operations Entities in the first and second stages of the Phase II Closing.

      The consideration for the acquisition relating to the second stage of the Phase II Closing was the issuance of 1,459,441 shares of common stock. Fair value of the shares was determined in part based on the public market price for the shares on June 30, 2006, discounted to reflect the estimated effect of trading restrictions. All of the shares issued in the Command Transaction are restricted securities as that term is defined in Rule 144 adopted under the Securities Act of 1933, as amended.


Item 3.02. Unregistered Sales of Equity Securities.

      In accordance with the Purchase Agreement, we issued 1,459,441 shares of our common stock in acquisition of the assets of the Operations Entities in connection with the second stage of the Phase II Closing. The shares were issued pursuant to an exemption from registration afforded by Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and the exemptions afforded under state "Blue Sky" laws of those states in which the recipients of our common stock reside. We relied, as applicable, upon the representations made by the recipients of our common stock and other facts represented to us after reasonable inquiry in determining that such exemptions were available. Certificates representing the shares of our common stock deliverable on the Closing Date are considered restricted stock, as that term is defined in Rule 144 adopted under the Act, and bear a restrictive legend prohibiting transfer of the securities unless first registered, or an exemption from registration is established to our satisfaction.


Item 7.01. Regulation FD Disclosure.

      On July 6, 2006, we announced that we acquired the operating assets of the following four operations entities comprising nine temporary staffing stores. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

      This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

      Financial statements of businesses acquired are not included with this Form 8-K. As described herein, the acquisitions of the temporary staffing stores in the second stage of the Phase II Closing was part of the Command Transaction involving the acquisitions of a number of Operations Entities acquired on May 12, 2006, in addition to those acquired as of June 30, 2006. The stores acquired as of June 30, 2006 were not audited prior to acquisition and separate financial information has not provided on these stores. Audited financial statements on the substantial majority of stores acquired in the Command Transaction and the corresponding pro forma financial information on the acquisitions are included as Exhibits to the Form 8-K dated May 16, 2006, and are incorporated herein by reference.

Exhibit Number    Item
--------------    ----

10.1 Asset Purchase Agreement dated as of November 9, 2005 by and among Command Center, Inc. (formerly Temporary Financial Services, Inc.), Command Staffing LLC, Harborview Software, Inc., and the Operations Entities as defined herein. (Previously filed as Exhibit 10.1 to Form 8-K dated November 9, 2005 and incorporated herein by reference.)

99.1 Press Release, dated July 6, 2006, concerning the acquisition of the assets of four Operations Entities comprising nine temporary staffing stores.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.                                                July 6, 2006


/s/ Brad E. Herr, Secretary
---------------------------
Brad E. Herr, Secretary